Note 2 - Recapitalization	12 Months Ended
Dec. 31, 2012
Recapitalization [Abstract]
Recapitalization [Text Block]

2.       RECAPITALIZATION

On January 27, 2011, the Company and the Bank entered into an Investment Agreement (the “Investment Agreement”) with Bear State Financial Holdings, LLC (“Bear State”) which set forth the terms and conditions of the Company’s recapitalization (the “Recapitalization”), which was completed in the second quarter of 2011. The Recapitalization consisted of the following:

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The Company amended its Articles of Incorporation to effect a 1-for-5 reverse split (the “Reverse Split”) of the Company’s issued and outstanding shares of common stock. The Reverse Split was effective May 3, 2011. All periods presented in this Form 10-K have been retroactively restated to reflect the Reverse Split.

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Bear State purchased from the United States Department of the Treasury (“Treasury”) for $6 million aggregate consideration, the Company’s 16,500 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”), including accrued but unpaid dividends thereon, and related warrant dated March 6, 2009 to purchase 321,847 pre-Reverse Split shares of the Company’s common stock at an exercise price of $7.69 per share (pre-Reverse Split) (the “TARP Warrant”), both of which were previously issued to the Treasury through the Troubled Asset Relief Program — Capital Purchase Program. Bear State surrendered these shares and the TARP Warrant to the Company. As a result, the Company recorded a $10.5 million discount related to the difference between the fair value of the consideration paid for the Series A Preferred Stock and its book value.

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The Company sold to Bear State (i) 15,425,262 post-Reverse Split shares (the “First Closing Shares”) of the Company’s common stock at $3.00 per share (or $0.60 per share pre-Reverse Split) in a private placement, and (ii) a warrant (the “Investor Warrant”) to purchase 2 million post-Reverse Split shares of our common stock at an exercise price of $3.00 per share (or $0.60 per share pre-Reverse Split) (the date on which such sale occurred, the “First Closing”). The First Closing occurred on May 3, 2011. The Investor Warrant has not been exercised as of December 31, 2012 and is scheduled to expire on June 27, 2014.

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Bear State paid the Company aggregate consideration of approximately $46.3 million for the First Closing Shares and Investor Warrant, consisting of (i) $40.3 million in cash, and (ii) Bear State’s surrendering to the Company the Series A Preferred Stock and TARP Warrant for a $6 million credit against the purchase price of the First Closing Shares.

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The Company completed a stockholder rights offering (the “Rights Offering”) pursuant to which stockholders who held shares of our common stock on the record date for the Rights Offering received the right to purchase three (3) post-Reverse Split shares of the Company’s common stock for each one (1) post-Reverse Split share held by such stockholder at $3.00 per share (or $0.60 per share pre-Reverse Split). The Rights Offering was completed June 21, 2011, resulting in the issuance of 2,908,071 post-Reverse Split shares.

●	In connection with the First Closing, Bear State designated, and the board approved, four individuals to serve on the Boards of Directors of the Company and the Bank.

As a result of its participation in the Recapitalization, Bear State owns approximately 82% of the Company’s common stock, assuming exercise of the Investor Warrant.